_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 26, 2004

          Merrill Lynch Mortgage Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106175	13-3416059
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, 10th Floor New York, New York (Address of Principal Executive Offices)	10080 (Zip Code)

Registrant’s telephone number, including area code:  (212) 449-1000

                                                            None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

Filed concurrently on Form SE are certain materials (the “Computational Materials”) furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the underwriters (the “Representative”), in respect of Fieldstone Mortgage Investment Trust, Series 2004-1, Class 1-A, Class 2-A, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes (the “Notes”) and Class S Certificates (the “Certificates” and together with the Notes, the “Securities”). The Securities have been registered pursuant to the Securities Act of 1933, as amended (the “Act”) under a Registration Statement on Form S-3 (No. 333-106175) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Representative and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials (P)

99.2

Computational Materials (P)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:  /s/ Ted Bouloukos

        Name: Ted Bouloukos

        Title:   Vice President

Dated:  January 26, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

 (P)

99.2

Computational Materials

 (P)

Exhibit 99.1     Computational Materials (P)

[To be filed on Form SE]

Exhibit 99.2     Computational Materials (P)

[To be filed on Form SE]